UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

M/A-COM Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2015, the Compensation Committee of the Board of Directors of M/A-COM Technology Solutions Holdings, Inc. (the “Company”) approved grants of time-based restricted stock units (“RSUs”), performance-based RSUs and/or performance-based stock options to certain of the Company’s executive officers under the terms of the Company’s 2012 Omnibus Incentive Plan.

The time-based RSUs will vest and no longer be subject to forfeiture at the rate of 25% on each of May 15, 2016, May 15, 2017, May 15, 2018 and May 15, 2019, assuming continued employment with or services to the Company.

The performance-based RSUs are divided into three equal tranches with one tranche based on the Company’s non-GAAP earnings per share (“EPS”) growth during fiscal year 2015, one tranche based on EPS growth during fiscal years 2015-2016 and one tranche based on EPS growth during fiscal years 2015-2017. For each tranche, recipients can earn between 0% to 300% of the target number of performance-based RSUs, depending on actual performance. Once earned, the performance-based RSUs will be settled in shares of the Company’s common stock, assuming continued employment with or services to the Company.

The performance-based stock options will vest and become exercisable in full if certain pre-established revenue and non-GAAP gross margin targets are met or exceeded in any four consecutive fiscal quarters completed during the term of the awards. The stock options have a term of seven years, assuming continued employment with or services to the Company, and have an exercise price equal to the closing price of the Company’s common stock on the date of grant.

Also on April 22, 2015, the Compensation Committee approved an amended and restated Change in Control Plan to exclude the performance-based stock options granted on the same date from the terms thereof and to increase the percentage by which outstanding performance-based equity awards (other than those specifically excluded) will be deemed earned in the event of a change in control, from 100% of “target” to 200% of “target”.

The foregoing is a summary of the terms of the equity awards granted on April 22, 2015 and the amended and restated Change in Control Plan. The forms of award agreements for the equity awards and the amended and restated Change in Control Plan are filed herewith and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Restricted Stock Unit Award Agreement under 2012 Omnibus Incentive Plan (Time-Based and Performance-Based).

10.2	Form of Nonqualified Stock Option Agreement under 2012 Omnibus Incentive Plan (Performance-Based).

10.3	M/A-COM Technology Solutions Holdings, Inc. Change in Control Plan, as amended and restated on April 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: April 27, 2015	By:	/s/ John Croteau
John Croteau
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Award Agreement under 2012 Omnibus Incentive Plan (Time-Based and Performance-Based).

10.2	Form of Nonqualified Stock Option Agreement under 2012 Omnibus Incentive Plan (Performance-Based).

10.3	M/A-COM Technology Solutions Holdings, Inc. Change in Control Plan, as amended and restated on April 22, 2015.